SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2003

GENESIS MICROCHIP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33477	77-0584301
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 Gold Street P.O. Box 2150 Alviso, California	95002
(Address of principal executive offices)	(Zip Code)

(408) 262-6599

(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

99.1

Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by (i) James E. Donegan, Chief Executive Officer of Genesis Microchip Inc. (the “Company”), and (ii) Eric Erdman, Chief Financial Officer of the Company.

ITEM 9.    REGULATION FD DISCLOSURE

On February 14, 2003, the Company filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ending December 31, 2002. In connection with such report, the Company submitted to the Securities and Exchange Commission the certifications of the Chief Executive Officer and the Chief Financial Officer of the Company as required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the foregoing certifications are attached as an exhibit to this Current Report on Form 8-K and are furnished, not filed, with the Securities and Exchange Commission pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS MICROCHIP INC.

Date:	February 14, 2003	By:	/s/ ERIC ERDMAN
		Name:	Eric Erdman
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1

Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by (i) James E. Donegan, Chief Executive Officer of the Company, and (ii) Eric Erdman, Chief Financial Officer of the Company.